UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 22, 2022
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Civeo Corporation
(Exact name of registrant as specified in its charter)

British Columbia, Canada	1-36246	98-1253716
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Allen Center

333 Clay Street,	Suite 4980

Houston,	Texas	77002
(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: (713) 510-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, no par value	CVEO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 22, 2022, in consideration of the U.S. Securities and Exchange Commission’s recently adopted “universal proxy card” rules, the Board of Directors (the “Board”) of Civeo Corporation (the “Company”) adopted and approved amendments to its Articles (the “Amended and Restated Articles”). The Amended and Restated Articles became effective immediately and revise and clarify certain procedural and disclosure requirements for director nominees and the Company’s shareholders proposing business or director nominations for consideration at meetings of the Company’s shareholders. The Amended and Restated Articles also include technical and conforming revisions and clarifications. The amendments to the Amended and Restated Articles include the following:

•Require that any shareholder submitting a nomination notice make a representation and applicable confirmation as to whether such shareholder intends to solicit proxies in support of director nominees other than the Board’s nominees in accordance with Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Amended and Restated Articles, and to provide evidence that the shareholder has complied with such requirements;
•Clarify that a failure to comply with the procedures set forth under the advance notice provisions of the Amended and Restated Articles, including a failure to comply with Rule 14a-19 under the Exchange Act, will result in the meeting chairman disregarding a shareholder’s nomination or proposal of other business;
•Clarify that certain informational requirements applicable to shareholders that are entities also encompass individuals who directly or indirectly control such entities (but not passive investors in such entities); and
•Require that a shareholder directly or indirectly soliciting proxies from other shareholders use a proxy card color other than white.

The foregoing description is a summary and is qualified in its entirety by reference to the full text of the Amended and Restated Articles, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description of Document
3.1	Amended and Restated Articles of Civeo Corporation

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 23, 2022

            CIVEO CORPORATION

                    By: /s/ Carolyn J. Stone ,
                    Name:    Carolyn J. Stone
Title:    Senior Vice President, Chief Financial Officer and Treasurer